Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Dawn J. Bennett, President of Bennett Group of Funds (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 12/29/11	/s/ Dawn J. Bennett
Dawn J. Bennett, President
(principal executive officer)

I, Stuart W. Rogers, Treasurer and Secretary of Bennett Group of Funds (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 12/29/11	/s/ Stuart W. Rogers
Stuart W. Rogers, Treasurer and Secretary
(principal financial officer)